EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Midwest Oil & Gas Inc. (the “Company”) on Form 10-Q/A for the period ending April 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas L. Crom, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 4th day of August 2014.

/s/ Thomas L. Crom
Thomas L. Crom
Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)